UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2024

Coliseum Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40514	98-1583230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100

Las Vegas, NV 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.001 per share, and one-third of one redeemable warrant	MITAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.001 per share	MITA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	MITAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On December 23, 2024, Coliseum Acquisition Corp., a Cayman Islands exempted company (the “Company” or “Coliseum”) held two shareholder meetings. First, the Company held an extraordinary general meeting to seek shareholder approval of the proposed business combination (the “Business Combination”) between the Company, Rain Enhancement Technologies Inc., a Massachusetts corporation (“RET”), and Rain Enhancement Technologies Holdco, Inc., a Massachusetts corporation (“Holdco”) (the “Business Combination Meeting”). Then, the Company held an extraordinary general meeting to seek shareholder approval of an extension of time to complete the Business Combination and related items (the “Extension Meeting”) The results of each meeting are reported in Item 5.07 of this Current Report on Form 8-K (this “Current Report”).

Additionally, as previously disclosed, because the Company did not complete its initial business combination on or before December 23, 2024, the Company is not in compliance with Nasdaq Listing Rule IM-5101-2, which requires a special purpose acquisition company to complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. As reported in Item 3.01 of this Current Report, the Company’s securities will be suspended from trading on Nasdaq at the open of trading on December 27, 2024.

The parties are working together to expeditiously satisfy the conditions to completing the Business Combination, including the condition that Holdco’s Class A common stock be approved for listing on Nasdaq. However, there can be no assurance that such conditions will be satisfied.

Item 1.01 Entry into a Material Definitive Agreement.

As described in more detail in Item 5.07 of this Current Report, on December 23, 2024, the Company’s shareholders approved the Trust Amendment Proposal (as defined below). The implementation of the shareholder-approved amendment to the Company’s Investment Management Trust Agreement, dated June 22, 2021, as amended (the “Trust Agreement”), was conditioned on the Company not completing the Business Combination on or before December 25, 2024. The Company determined it would be unable to complete the Business Combination on or before December 25, 2024, and accordingly, on December 24, 2024, the Company and Continental Stock Transfer & Trust Company, as trustee, entered into Amendment No. 2 to the Trust Agreement (the “Trust Amendment”).

The foregoing description of the Trust Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed herewith as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing.

On December 26, 2024, the Company received a notice (“Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company did not comply with Nasdaq Interpretive Material IM-5101-2 (“IM-5101-2”), and that its securities will be suspended from trading on Nasdaq at the open of trading on December 27, 2024.

Pursuant to IM-5101-2, the Company, a special purpose acquisition company, must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement. As previously disclosed, a Nasdaq Hearings Panel granted the Company until December 23, 2024, to complete its initial business combination, provided that the Company would provide the Nasdaq Hearings Panel with certain progress updates relating to the status of its business combination. The Company did not complete its initial business combination on or before December 23, 2024, and accordingly its securities are now subject to delisting.

In connection with the Business Combination, the Company and Holdco have applied to list Holdco’s securities on Nasdaq as of the closing of the Business Combination. Holdco and the Company intend to proceed with the Business Combination, including continuing to seek approval of Holdco’s application to list the Holdco securities, however, there can be no assurance that Holdco will satisfy Nasdaq’s initial listing requirements.

Item 5.03. Amendments to Articles of Incorporation or Bylaws

On December 23, 2024, as part of the Extension Meeting, the Company’s shareholders approved two amendments to the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”): the Extension Amendment and Dissolution Expenses Amendment (each as defined below), each of which is described in more detail in Item 5.07 below.

A copy of the Extension Amendment and Dissolution Expenses Amendment to the Articles will be filed with the Cayman Islands Registrar of Companies. Pursuant to their terms, such amendments were effective on December 25, 2024, when the Company did not complete the Business Combination by such date.

The foregoing description of the Extension Amendment and Dissolution Expenses Amendment is qualified in its entirety by the full text of such Articles amendments, which is filed as Exhibit 3.1 hereto and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Business Combination Meeting

On December 23, 2024, the Company held the Business Combination Meeting. The Company’s shareholders voted on the following proposals at the Business Combination Meeting, each of which were approved. The final vote tabulation is set forth below.

Proposal No. 1 - The Business Combination Proposal

A proposal to approve, by ordinary resolution, the adoption of the Business Combination Agreement dated as of June 25, 2024 (as amended on August 22, 2024, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among Coliseum, RET, Holdco, Rainwater Merger Sub 1, Inc., a Cayman Islands exempted company and wholly-owned subsidiary of Holdco (“Merger Sub 1”), and Rainwater Merger Sub 2A, Inc., a Massachusetts corporation and wholly-owned subsidiary of Coliseum (“Merger Sub 2”).

The voting results for such proposal were as follows:

Votes For	Votes Against	Abstentions
4,709,468	4,398	0

Proposal No. 2 – The Merger Proposal

A proposal to approve, by special resolution, the adoption and approval of the Plan of Merger (as defined in the Business Combination Agreement) by and among Coliseum, Merger Sub 1, and Holdco, pursuant to which Coliseum will merge with and into Merger Sub 1, with Merger Sub 1 as the surviving company of such merger.

The voting results for such proposal were as follows:

Votes For	Votes Against	Abstentions
4,709,468	4,398	0

As there were sufficient votes to approve the Business Combination Proposal and Merger Proposal, the “Adjournment Proposal” described in the Company’s definitive proxy statement/prospectus filed with the U.S. Securities and Exchange Commission on December 10, 2024 was not required and the Company did not call the vote on that proposal.

Extension Meeting

On December 23, 2024, the Company held the Extension Meeting. The Company’s shareholders voted on the following proposals at the Extension Meeting, each of which were approved. The final vote tabulation is set forth below.

Proposal No. 1 - The Extension Amendment Proposal

A proposal to amend the Company’s Articles (the “Extension Amendment”) to extend the date by which it has to consummate a business combination from December 25, 2024 (the “Termination Date”) to December 31, 2024 (as extended, the “Extended Date”) and to allow the Company, without another shareholder vote, by resolution of the Company’s board of directors (the “Board”), to elect to further extend the Extended Date up to two (2) times for an additional one (1) month each time, until up to February 28, 2025, only if Berto LLC (the “New Sponsor”) or its affiliate or designee would deposit into the trust account established in connection with the Company’s initial public offering (the “Trust Account”) as a loan, (i) on or before December 25, 2024, with respect to the initial extension to December 31, 2024, $17,500, and (ii) one business day following the public announcement by the Company disclosing that the Board has determined to implement an additional monthly extension, with respect to each such additional extension, $75,000; provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

Votes For	Votes Against	Abstentions
4,544,302	4,398	0

Proposal No. 2 - The Dissolution Expenses Amendment Proposal

A proposal to amend the Articles to remove the language in the Articles which permits the Company to withdraw up to $100,000 of interest earned on the funds held in the Trust Account to pay dissolution expenses if the Company fails to consummate a business combination by the end of the time period set forth in the Articles (such amendment, the “Dissolution Expenses Amendment”; such proposal, the “Dissolution Expenses Amendment Proposal”); provided that such Articles amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

Votes For	Votes Against	Abstentions
4,544,302	4,398	0

Proposal No. 3 - The Trust Amendment Proposal

A proposal to amend the Trust Agreement to reflect the Dissolution Expenses Amendment (such proposal, the “Trust Amendment Proposal”); provided that such amendment would not be implemented if the Company completes its initial business combination on or prior to the Termination Date.

Votes For	Votes Against	Abstentions
4,544,302	4,398	0

As there were sufficient votes to approve the Extension Amendment Proposal, the Dissolution Expenses Amendment Proposal and the Trust Amendment Proposal, the “Adjournment Proposal” described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on December 13, 2024 was not required and the Company did not call the vote on that proposal.

Item 8.01. Other Events.

On December 24, 2024, pursuant to the terms of the Company’s Articles, as amended by the Extension Amendment and the Dissolution Expenses Amendment, the Board elected to extend the date by which the Company has to consummate a business combination from December 25, 2024 to December 31, 2024. In connection with such extension, the New Sponsor caused to be deposited an additional $17,500 into the Trust Account.

In connection with the Extension Meeting, shareholders holding an aggregate of 856,188 public shares exercised their right to redeem their shares for approximately $11.39 per share of the funds held in the Company’s Trust Account, for an aggregate of approximately $9.7 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amendments to the Amended and Restated Memorandum and Articles of Association.
10.1	Amendment No. 2 to the Investment Management Trust Agreement dated December 24, 2024.
104	Cover Page Interactive Data File (formatted as inline XBRL).

Additional Information about the Business Combination and Where to Find it

As previously disclosed, Coliseum entered into a Business Combination Agreement with RET, Holdco, and the other parties thereto, dated June 25, 2024, as subsequently amended on August 22, 2024, which provides that, subject to the satisfaction or waiver of the conditions therein, Coliseum will complete the Business Combination. The Business Combination was approved by shareholders of Coliseum during the Business Combination Meeting, as described above. The Registration Statement on Form S-4 (File No. 333-283425) (as amended, the “Registration Statement”) filed by RET and Holdco, which was declared effective by the Securities and Exchange Commission (“SEC”) on December 10, 2024, includes a proxy statement/prospectus that is both the proxy statement of Coliseum and a prospectus of Holdco relating to the shares to be issued in connection with the Business Combination (the “Proxy Statement/Prospectus”). The definitive Proxy Statement/Prospectus was mailed to Coliseum’s shareholders of record as of November 26, 2024, the record date established for voting on the Business Combination. Coliseum, RET, and/or Holdco may also file other relevant documents regarding the Business Combination with the SEC. This Current Report and the exhibits hereto do not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any investment decision, investors, security holders of RET, Coliseum, and other interested persons are urged to read the Proxy Statement/Prospectus and any amendments or supplements thereto, because these documents will contain important information about Coliseum, RET, Holdco, and the Business Combination.

Investors and security holders will also be able to obtain free copies of the Registration Statement, the Proxy Statement/Prospectus, and all other relevant documents filed or that will be filed with the SEC by Coliseum, RET and/or Holdco through the website maintained by the SEC at www.sec.gov. The documents filed by Coliseum, RET, and/or Holdco with the SEC also may be obtained free of charge upon written request to Coliseum at Coliseum Acquisition Corp., 1180 North Town Center Drive, Suite 100, Las Vegas, Nevada 89144.

Participants in the Solicitation

Coliseum, RET, Holdco and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies of Coliseum’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers, and information regarding their interests in the Business Combination and their ownership of Coliseum’s securities are, or will be, contained in Coliseum’s filings with the SEC, and such information and names of RET’s directors and executive officers is also contained in the Registration Statement, which includes the Proxy Statement/Prospectus. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

Certain statements included in this Current Report and the exhibits hereto are not historical facts but are forward-looking statements. Forward-looking statements generally are accompanied by words such as “may,” “will,” “anticipate,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These statements are based on various assumptions, whether or not identified in this Current Report or the exhibits hereto, and on the current expectations of RET’s and Coliseum’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be viewed by any investor as, a guarantee, an assurance, a prediction or a definitive statement of factor probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions.

Many actual events and circumstances are beyond the control of Coliseum, RET, and Holdco. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully consummate the Business Combination; the ability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by Coliseum’s shareholders and the satisfaction of the minimum cash condition; the amount of redemption requests made by Coliseum’s public shareholders; the effect of the announcement and pendency of the Business Combination on RET’s business; RET’s ability to manage future growth; Holdco’s ability to meet the listing standards of Nasdaq; the failure to obtain, maintain, adequately protect, or enforce RET’s intellectual property rights; the numerous regulatory and legal requirements that RET will need to comply with to operate its business; the concentrated ownership of Holdco’s stock in RET’s principal stockholders; and the other risks presented elsewhere herein and in the Registration Statement. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of the Registration Statement, along with the risks and uncertainties described in the “Risk Factors” section of Coliseum’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by Coliseum, Holdco, and RET from time to time with the SEC. There may be additional risks that neither Coliseum, Holdco, nor RET presently know or that Coliseum, Holdco, and RET currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

You are cautioned not to place undue reliance upon any forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, based on information available as of the date of this Current Report, and such information may be inaccurate or incomplete. Coliseum, Holdco, and RET expressly disclaim any obligation or undertaking to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Information regarding performance by, or businesses associated with, RET’s or Holdco’s management team or businesses associated with them is presented for informational purposes only. Past performance by RET’s or Holdco’s management team and its affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of RET’s or Holdco’s management team or businesses associated with them as indicative of RET’s or Holdco’s future performance of an investment or the returns RET or Holdco will, or is likely to, generate going forward.

No Offer or Solicitation

This Current Report and the exhibits hereto do not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction with respect to any securities or in connection with the Business Combination. There shall not be any offer, sale or exchange of any securities of RET, Holdco, or Coliseum in any jurisdiction where, or to any person to whom, such offer, sale or exchange may be unlawful under the laws of the jurisdiction prior to registration or qualification under the securities laws of any such jurisdiction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coliseum Acquisition Corp.

	By:	/s/ Oanh Truong
	Name:	Oanh Truong
	Title:	Interim Chief Executive Officer and Chief Financial Officer

Dated: December 26, 2024